UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):
September 4, 2003

DYNABAZAAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29423	04-3551937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Unicorn Park Drive, Woburn, Massachusetts 01801
(Address of Principal Executive Offices)

(781) 376-5600
(Registrant’s telephone number, including area code)

Dynabazaar, Inc., formerly known as FairMarket, Inc. (“Dynabazaar”), hereby amends its Current Report on Form 8-K dated September 4, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Financial Statements of Businesses Acquired

Not applicable.

(b)                                 Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Information of Dynabazaar is included in Exhibit 99.4 attached hereto and incorporated herein by reference.

(c)                                  Exhibits

*Exhibit 2.1	Asset Purchase Agreement, dated as of June 20, 2003, between eBay Inc. and FairMarket, Inc. (1)

*Exhibit 99.1	Transition Services Agreement, dated as of June 20, 2003, between eBay Inc. and FairMarket, Inc. (2)

*Exhibit 99.2	Press Release of FairMarket, Inc. dated September 3, 2003

*Exhibit 99.3	Press Release of FairMarket, Inc. dated September 4, 2003

Exhibit 99.4	The Unaudited Pro Forma Condensed Consolidated Financial Information of Dynabazaar, Inc.

*                                         Previously filed.

(1)                                  Incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2003.

(2)                                  Incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2003

DYNABAZAAR, INC.

	By:	/s/ Janet Smith
Name: Janet Smith
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

*Exhibit 2.1	Asset Purchase Agreement, dated as of June 20, 2003, between eBay Inc. and FairMarket, Inc. (1)

*Exhibit 99.1	Transition Services Agreement, dated as of June 20, 2003, between eBay Inc. and FairMarket, Inc. (2)

*Exhibit 99.2	Press Release of FairMarket, Inc. dated September 3, 2003

*Exhibit 99.3	Press Release of FairMarket, Inc. dated September 4, 2003

Exhibit 99.4	The Unaudited Pro Forma Condensed Consolidated Financial Information of Dynabazaar, Inc.

*                                         Previously filed.

(1)                                  Incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2003.

(2)                                  Incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2003.